SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS
                          OF EACH OF THE LISTED FUNDS:

                                -----------------


                         Tax Free Money Fund Investment
                    Treasury Money Fund -- Institutional Class
                         Treasury Money Fund Investment



Effective for all purchases July 31, 2007 and after, the following information replaces similar disclosure in the "Buying and Selling Fund Shares" section of each fund's prospectus:

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that a fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.









               Please Retain This Supplement for Future Reference





                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

June 14, 2007
DMF-3647